                                                                    EXHIBIT 10.6

                             AMENDATORY AGREEMENT

     This Amendment is entered into this 1st day of March, 2000, between SOUTHERN NATURAL GAS COMPANY ("Company") and ATLANTA GAS LIGHT COMPANY ("Shipper").

                                  WITNESSETH

     WHEREAS, Company provides certificated firm transportation service to Shipper for the following firm contract quantities and effective dates under the indicated Rate Schedule(s) of Company's FERC Gas Tariff, First Revised Volume No. 2A:

-------------------------------------------------------------------------------
   Rate              Firm Contract Quantity         Date        Primary Term
 Schedule                  (Mcf/day)
-------------------------------------------------------------------------------
    STS               168,500 in Zone 3          June 1, 1979     3/31/2003
-------------------------------------------------------------------------------
    STS                 708 in Zone 2            June 1, 1979     3/31/2003
-------------------------------------------------------------------------------
    ST-2            708 on South Georgia         June 1, 1979     3/31/2003
                         Facilities
-------------------------------------------------------------------------------

     WHEREAS, Shipper has chosen to support Company's rate case settlement filed with the Federal Energy Regulatory Commission ("FERC") on March 10, 2000, in Docket Nos. RP99-496-000 and RP99-496-001 ("Settlement") in order to receive the benefit of the lower settlement rates effective March 1, 2000, and the other benefits set forth in the settlement, in exchange for contract extensions of the above-referenced firm contract(s) for the period(s) specified herein;

     NOW, THEREFORE, in consideration of the premises and the mutual benefits and covenants contained herein, the parties agree as follows:

1. The primary term(s) set forth in Section 4.1 of each firm Service Agreement below is hereby amended to extend the primary term(s) as follows:

-------------------------------------------------------------------------------
   Rate              Firm Contract Quantity         Date        Primary Term
 Schedule                  (Mcf/day)
-------------------------------------------------------------------------------
    STS               168,500 in Zone 3          June 1, 1979     3/31/2006
-------------------------------------------------------------------------------
    STS                 708 in Zone 2            June 1, 1979     3/31/2006
-------------------------------------------------------------------------------
    ST-2            708 on South Georgia         June 1, 1979     3/31/2006
                         Facilities
-------------------------------------------------------------------------------

     Each primary term shall continue and remain in force and effect for successive terms thereafter as specified in the respective rate schedules.

2. In the event the rate moratorium under the Settlement is terminated in accordance with the terms of Article IV of the Settlement, Shipper shall have the right to reduce its firm contract quantity under its firm transportation contracts during the extension period of any such contract and/or reduce the extension period, by giving no less than 90 days written notice to Company, to be given no later than one year after the effective date of Company's general rate change made pursuant to Article IV, paragraph 2, of the Settlement. Any reductions in TDs shall be pro rata based on TDs, among Shipper's full rate, discounted, and seasonal TDs, if any, and any reduction in the term of the extended contracts shall apply to all such contracts.

3. This Amendment is subject to all applicable, valid laws, orders, rules and regulations of any governmental entity having jurisdiction over the parties or the subject matter hereof.

4. This Amendment shall be binding on the parties' respective successors and assigns.

     WHEREFORE, the parties have executed this Amendment through their duly authorized representatives to be effective as of the date first written above.


ATTEST:                            SOUTHERN NATURAL GAS COMPANY

By: __________________________     By: _____________________________________
Title: _______________________     Title: __________________________________


ATTEST:                            ATLANTA GAS LIGHT COMPANY

By: __________________________     By: _____________________________________
Title: _______________________     Title: __________________________________

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